Property and Equipment, Net (Tables)	12 Months Ended
Dec. 31, 2016
Property and Equipment, Net
Schedule of property and equipment, net

	As of December 31,
	2015	2016
	$	$
Furniture, fixtures and equipment	12,492,343	14,129,811
Leasehold improvements	5,490,605	5,969,254
Buildings	633,646	593,146
Motor vehicles	1,737,572	1,717,806

Total	20,354,166	22,410,017
Accumulated depreciation	(13,553,552)	(14,486,990)

Property and equipment, net	6,800,614	7,923,027